UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

HG Holdings, Inc.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials
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HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 26, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of HG Holdings, Inc. (the “Annual Meeting”) will be held at the company’s offices at 2115 East 7th Street, Suite 101, Charlotte, NC 28204, on Thursday, June 26, 2025, at 1:00 P.M. Eastern Time, for the following purposes:

(1)	To consider and vote upon the election of one director to serve until our 2028 annual meeting of stockholders;

(2)	To amend our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent;

(3)	To consider and act on an advisory vote regarding the approval of compensation paid to our named executive officers for the year ended December 31, 2024; and

(4)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The stockholders of record of our common stock at the close of business on May 5, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient, economic and environmentally friendly way to access the proxy materials and authorize a proxy to vote your shares.

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name and you wish to attend the Annual Meeting, you must bring a form of photo identification to the Annual Meeting. If your shares are held in “street name” by your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring a proxy or letter from that broker, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification. All stockholders are cordially invited to attend the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, we request that you authorize a proxy as soon as possible – by Internet, telephone or mail – so that your shares may be certain of being represented and voted at the Annual Meeting. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.

By Order of the Board of Directors,

/s/ Anna Lieb Anna Lieb Secretary

[•], 2025

HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 26, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of HG Holdings, Inc. (“we,” “us,” “our,” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Thursday, June 26, 2025, at 1:00 P.M. Eastern Time, at 2115 East 7th Street, Suite 101, Charlotte, NC 28204 and any adjournment thereof (the “Annual Meeting”).

The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the meeting and this proxy statement. This proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) and, if you received a printed copy of the proxy materials, the enclosed proxy card are being made available on or about [•], 2025 to all holders of record of our common stock on May 5, 2025 (the “Record Date”).

We will bear the cost of preparing, assembling and, if requested, mailing the proxy, this proxy statement, and other material enclosed and of all clerical and other expenses of solicitations. In addition to the solicitation of proxies by use of the mails, our directors, officers and employees may solicit proxies by telephone, e-mail, personal interview or other means. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by those parties and will reimburse those parties for their expenses in forwarding soliciting material. We expect the total cost of the solicitation of proxies to be approximately $6,000.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS: This proxy statement, the 2024 Annual Report and the proxy card are available on the Internet at http://www.cstproxy.com/hgholdingsinc/2025. The information contained on this website is not part of, or incorporated by reference in, this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving materials in connection with the Annual Meeting?

A:

These materials are being made available to you because our board of directors is soliciting your proxy to vote your shares of our common stock at the Annual Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:

SEC rules permit us to furnish proxy materials, including this proxy statement and the 2024 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

Q:	Can I vote my shares by filling out and returning the Notice and Access Card?

A:

No. The Notice and Access Card identifies and provides notice of the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card on how you would like your shares voted, sign the proxy card and return it in the envelope provided.

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing our Chairman and Chief Executive Officer and Principal Financial and Accounting Officer; Secretary, as your proxies, and you are authorizing each of them to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your proxy without instructions, they will vote your shares (i) FOR the director nominee, (ii) FOR approval of the amendment to our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent, and (iii) FOR approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2024. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in their discretion. It is important for you to authorize your proxy. The proxies will not vote your shares of common stock if you do not authorize your proxy over the Internet, by telephone, or, if you received a printed copy of the proxy materials, by returning the enclosed proxy card. This is why it is important for you to authorize your proxy as soon as possible, whether or not you plan on attending the Annual Meeting.

Q:	Who is entitled to attend and vote at the Annual Meeting?

A:

Anyone who is a stockholder of record of our common stock at the close of business on May 5, 2025, the Record Date, or holds a valid proxy for the Annual Meeting from a stockholder of record as of the Record Date, is entitled to attend and vote at the Annual Meeting. If your shares are held in “street name” by your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring a proxy or letter from that broker, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification.

Q:	How many shares of common stock are entitled to vote at the Annual Meeting?

A:

As of the Record Date, there were [•] shares of our common stock outstanding and entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held as of the close of business on the Record Date. Votes may not be cumulated in the election of directors.

Q:	What constitutes a quorum?

A:

A quorum consists of the presence, in person or by proxy, of stockholders holding a majority of the outstanding stock of the Company entitled to vote at the Annual Meeting. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum. Broker non-votes will not occur at the Annual Meeting and will not be considered part of the quorum.

Q:	What may I consider and vote on?

A:	You may consider and vote on:

(1)	the election of one director to serve until our 2028 annual meeting of stockholders;

(2)	the approval of an amendment to our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent;

(3)	the approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2024; and

(4)	such other business as may properly be brought before the meeting or any adjournment thereof.

Q:	How does the board of directors recommend I vote on the proposals?

A:	The board of directors recommends that you vote:

(1)	FOR the election of Steven A. Hale II as a director to serve until our 2028 annual meeting of stockholders;

(2)	FOR the approval of an amendment to our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent; and

(3)	FOR the approval of the compensation paid to the Company’s named executive officers for the year ended December 31, 2024.

Q:	How can I vote at the Annual Meeting?

A:

If you are a stockholder of record, you have the right to vote at the Annual Meeting, and any previous proxies that you authorized will be superseded by the vote that you cast at the Annual Meeting. You may also attend the Annual Meeting without revoking any previously authorized proxy.

If your shares are held in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares at the Annual Meeting. If your shares are held in “street name,” you are invited to attend the Annual Meeting but you must bring a proxy or letter from your broker, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

You can vote your shares without attending the Annual Meeting by submitting a proxy in advance of the Annual Meeting to authorize how your shares are voted at the Annual Meeting. Stockholders have the following options for submitting their votes by proxy:

●

via the Internet at www.cstproxyvote.com by accessing the website and following the instructions indicated on the Notice and Access Card or, if you received a printed copy of the proxy materials, the proxy card;

●

by phone by calling 1 (866) 894-0536 to reach a toll-free, automated touchtone voting line; have your Notice and Access Card or, if you received a printed copy of the proxy materials, your proxy card in hand and then follow the instructions provided; or

●	by mail by completing, signing, dating and returning the proxy card accompanying the proxy materials if you received a printed copy of the proxy materials.

We encourage you to submit your proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you submit a proxy via the Internet prior to the date of the Annual Meeting, you will authorize how your shares will be voted at the Annual Meeting and your vote is recorded immediately. There is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. The granting of proxies electronically is permitted by Section 212(c)(2) of the Delaware General Corporation Law (the “DGCL”).

If you are a stockholder of record, submitting your proxy via Internet, by phone or by mail will not affect your right to vote should you decide to attend the Annual Meeting. As described below under “What if I submit my proxy and then change my mind?,” attending and voting at the Annual Meeting will revoke your proxy submitted via Internet, by phone or by mail prior to the Annual Meeting.

If your shares are held in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares.

Q:	What is the deadline for voting my shares?

A:

If you are a stockholder of record and submit your proxy by Internet, phone or mail, your proxy must be received by 11:59 p.m. Eastern Time on June 25, 2025 in order for your shares to be voted at the Annual Meeting. If your shares are held in “street name,” you must provide voting instructions by the deadline provided in the materials you receive from your broker, bank or other nominee.

Q:	What if I submit my proxy and then change my mind?

A:	You have the right to change or revoke your proxy at any time before the Annual Meeting by:

(1)

delivering a written revocation to Anna Lieb, our Secretary, before the Annual Meeting at 2115 E. 7th Street, Suite 101, Charlotte, North Carolina 28204 so that it is received no later than June 25, 2025;

(2)

attending the Annual Meeting in person and voting as described above under “How can I vote at the Annual Meeting?” Attendance at the Annual Meeting will not by itself constitute revocation of a proxy; or

(3)	submitting another, later dated, proxy by Internet, telephone or mail on a later date prior to the deadline specified above under “What is the deadline for voting my shares?”

Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.

Q:	What are the voting requirements to elect the director nominee?

A:

With regard to the election of directors, you may vote “FOR” the director nominee or you may “WITHHOLD” from voting on the director nominee. Under our bylaws, all elections of directors shall be decided by plurality vote. Plurality voting simply means that the director candidate getting the highest number of votes cast “FOR” his election at the Annual Meeting will be elected. Proxies marked “WITHHOLD” are not considered votes cast for the foregoing purpose, and will not affect the outcome of this proposal. “Broker non-votes” will not occur at the Annual Meeting and will not affect the outcome of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of our board of directors.

Q:	What are the voting requirements for the amendment to our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the amendment to our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent. Approval of such amendment requires the affirmative vote of a majority of our outstanding shares of common stock entitled to vote on the proposal. Abstentions will have the same legal effect of a vote “AGAINST” this proposal. Broker non-votes will not occur at the Annual Meeting and will have no impact on this proposal.

Q:	What are the voting requirements for the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2024?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2024. Approval of the advisory (non-binding) vote on the compensation paid to our named executive officers for the year ended December 31, 2024 (“say on pay”) requires the affirmative vote of a majority of the shares represented, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same legal effect of a vote “AGAINST” this proposal. Broker non-votes will not occur at the Annual Meeting and will have no impact on this proposal. As an advisory vote, this proposal is not binding upon us. However, the compensation and benefits committee of our board of directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions.

Q:	How will voting on any other business be conducted?

A:

Although we are not aware of any business to be considered at the Annual Meeting other than the election of one director, the amendment to our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent, and the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2024, your submitted proxy gives authority to our Chairman and Chief Executive Officer and Principal Financial and Accounting Officer; Secretary, and each of them, to vote on any matters in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Where can I find more information?

A:

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors has set the number of our directors at three, one of whom is our Chief Executive Officer, Steven A. Hale II, and two of whom are independent. Our directors are divided into three classes with staggered terms. The term of one director, Mr. Hale, is expiring at the Annual Meeting and our board of directors has nominated Mr. Hale for re-election to serve a three-year term expiring at our 2028 annual meeting of stockholders. At the Annual Meeting, you and the other stockholders will vote on the re-election of Mr. Hale to our board of directors.

Nominee for Election for a Three-Year Term Ending 2028

Steven A. Hale II, 41, has been a director since February 2017 and has served as Chairman of our board of directors since November 2017. He has also served as our Chief Executive Officer since March 2018. Since March 2019, Mr. Hale has served as Chairman and Chief Executive Officer of HC Government Realty Trust, Inc. (“HC Realty”), an internally-managed real estate investment trust focused on acquiring, financing, owning and managing build-to-suit or renovate-to-suit, single-tenant properties leased primarily to the U.S. government and administered by the U.S. General Services Administration or directly by the federal government agencies or sub-agencies occupying such properties. He has also served as President of HC Realty from August 2020 until January 2022 and again beginning in August 2024. As of March 31, 2025, we owned approximately 28.0% of the voting interest of HC Realty and HC Realty is considered to be a related party of the Company. Mr. Hale is also the founder and sole manager of Hale Partnership Capital Management, LLC (“HPCM”), an asset management firm that serves as the investment manager to certain privately held investment partnerships. Mr. Hale has held his position with HPCM since 2010. From 2007 to 2010, prior to founding HPCM, Mr. Hale was an associate director with Babson Capital Management, LLC, an asset management firm, where he had responsibility for coverage of distressed debt investments across a variety of industries. From 2005 to 2007, Mr. Hale was a leveraged finance analyst with Banc of America Securities. Our corporate governance and nominating committee and our Board concluded that Mr. Hale is qualified to serve as a director by reason of his experience as our Chief Executive Officer, his experience with asset management and his direct or indirect ownership of approximately 73.5% of our outstanding shares of common stock.

Mr. Hale was initially elected to our board of directors pursuant to the terms of an agreement dated January 30, 2017 with Hale Partnership Fund, LP, and related parties (collectively, the “Hale Group”), a stockholder group that, as of the date of the agreement, owned approximately 10% of our outstanding shares of common stock and which had nominated two candidates for election to our board of directors at the 2017 annual meeting of stockholders. Under this agreement, we appointed Mr. Hale to our board of directors and the Hale Group withdrew its nominations and agreed, among other things, to vote in favor of the election of Mr. Hale and Jeffrey S. Gilliam as directors at the 2017 annual meeting of stockholders for a term that expired at the 2020 annual meeting of stockholders. Mr. Hale was re-elected by our stockholders at the 2020 and 2022 annual meetings of stockholders. Mr. Hale’s term as director expires at the Annual Meeting.

Vote Required

Under our bylaws, all elections of directors shall be decided by plurality vote. This means that, of the votes cast in person or by proxy at the Annual Meeting, the nominee receiving the highest number of “FOR” votes at the Annual Meeting will be elected as a director. Proxies marked “WITHHOLD” will not count as votes for or against the nominee and will have no effect on the election of the director nominee. “Broker non-votes” will not occur at the Annual Meeting and will have no effect on the election of the director nominee. Our stockholders do not have the right to cumulate their votes for directors.

The shares represented by proxy will be voted as specified by the stockholder. If the stockholder does not specify a choice, the shares will be voted “FOR” the election of the nominee listed on the proxy card, except that in the event the nominee should not continue to be available for election, the proxies will be voted for the election of such other person as our board of directors may recommend. As of the date of this proxy statement, our board of directors has no reason to believe that the nominee will be unable or unwilling to serve.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF STEVEN A. HALE II AS A DIRECTOR.

Directors Whose Terms Do Not Expire this Year

Jeffrey S. Gilliam, 67, has been a director since February 2015. Since April 2022, Mr. Gilliam has served as the CFO/Treasurer of Hickory Springs Manufacturing Company. Mr. Gilliam has also served as managing member of Willow Oak Advisory Group, LLC (“Willow Oak Advisory Group”), a provider of business advisory services, since January 2016. Related to his duties with Willow Oak Advisory Group, Mr. Gilliam served as President of Columbus Industries, Inc. (a division of Filtration Group) from August 2019 until February 2022. Mr. Gilliam was a director of the Finley Group, a corporate advisory firm, from August 2012 until January 2016. Mr. Gilliam served as President of Toter, Incorporated (a division of Wastequip, LLC), a manufacturer of automated cart systems, from October 2008 until August 2012, and as Vice President Finance (Chief Financial Officer) from June 2002 until October 2008. Our corporate governance and nominating committee and our board of directors concluded that Mr. Gilliam is qualified to serve as a director by reason of his strong background in the manufacturing sector and his financial experience as a chief financial officer.

Mr. Gilliam was appointed to our board of directors in February 2015 pursuant to an agreement dated February 12, 2015 with Hale Partnership Fund, LP and Talanta Fund, L.P. (collectively with their affiliates, the “Hale-Talanta Group”), which had nominated two candidates for election to our board of directors at the 2015 annual meeting of stockholders. Under this agreement, we appointed Mr. Gilliam to our board of directors for a term expiring at the 2017 annual meeting of stockholders and the Hale-Talanta Group withdrew its nominations. Mr. Gilliam was re-elected by our stockholders at the 2020 and 2023 annual meetings of stockholders. Mr. Gilliam’s term as director expires at the 2026 annual meeting of stockholders.

Peter M. Sherman, 63, has been a director since December 2020. Mr. Sherman has served as founder of Sherman Capital Management, a special situation investing and restructuring consulting firm for institutional investors, since July 2016. Mr. Sherman also served as Chief Risk Officer of Capitala Group, a lower to middle market lender and equity investor, from February 2018 to March 2024. Mr. Sherman was a partner in Brevet Capital Management, a middle market direct lending hedge fund, from June 2014 to June 2016. Mr. Sherman was elected to our board of directors in December 2020 upon the recommendation of our Chairman and Chief Executive Officer and was re-elected by the Company’s stockholders at the 2021 and 2024 annual meetings of stockholders. Our corporate governance and nominating committee and our board of directors concluded that Mr. Sherman is qualified to serve as a director by reason of his experience in principal finance and debt capital markets, special situation restructuring, and as a capital provider to lower to middle market companies through his role as a chief risk officer. Mr. Sherman’s term as director expires at the 2027 annual meeting of stockholders.

CORPORATE GOVERNANCE

The Board of Directors

We operate under the direction of our board of directors. Our board of directors has determined that all current directors, with the exception of Mr. Hale, who serves as our Chief Executive Officer, are “independent directors” as that term is defined in the rules of The NASDAQ Stock Market (which we have adopted for purposes of determining such independence even though we are not listed on a national securities exchange).

Our board of directors met four times during 2024. During 2024, each of our incumbent directors attended at least 75% of the total meetings of the board of directors and the committees of the board of directors on which he served. Our board of directors has adopted a policy that all directors should attend our annual meeting of stockholders. All directors attended our 2024 annual meeting of stockholders.

Committee Information

Our board of directors currently has three standing committees: an audit committee, a compensation and benefits committee and a corporate governance and nominating committee. Each of these committees has a written charter, current copies of which can be found at our website, www.hgholdingsinc.net. The information contained on this website is not part of, or incorporated by reference in, this proxy statement.

Audit Committee. The audit committee presently consists of Messrs. Gilliam (Chair) and Sherman. Our board of directors has determined that Messrs. Gilliam and Sherman each meet the current independence requirements contained in the rules of The NASDAQ Stock Market, including the additional independence requirements applicable to audit committee members. Our board of directors has also determined that Mr. Gilliam qualifies as an “audit committee financial expert” as that term is defined in regulations promulgated by the SEC. The primary purpose of the audit committee is to assist our board of directors in fulfilling its responsibilities to oversee management regarding the Company’s accounting and financial reporting process, the Company’s internal controls over financial reporting and disclosure controls and procedures, the annual independent audit of the Company’s financial statements, and the Company’s compliance with legal and regulatory requirements. The audit committee also serves as direct liaison with our independent public accountants and is responsible for the selection or discharge of our accountants. The board of directors has adopted a written charter for the audit committee, a current copy of which is available on the Company’s website at http://www.hgholdingsinc.net/corporate-governance/. The audit committee met four times during 2024.

Compensation and Benefits Committee. The compensation and benefits committee presently consists of Messrs. Sherman (Chair) and Gilliam. Our board of directors has determined that Messrs. Sherman and Gilliam each meet the current independence requirements contained in the rules of The NASDAQ Stock Market, including the additional independence requirements applicable to compensation committee members. The primary purpose of the compensation and benefits committee is to (i) assist our board of directors in discharging its oversight responsibilities with respect to compensation of our executives and (ii) administer designated executive compensation plans of the Company. The compensation and benefits committee has not delegated its authority to any other person. The board of directors has adopted a written charter for the compensation and benefits committee, a current copy of which is available on the Company’s website at http://www.hgholdingsinc.net/corporate-governance/. The compensation and benefits committee met four times during 2024.

Corporate Governance and Nominating Committee. The corporate governance and nominating committee presently consists of Messrs. Sherman (Chair) and Gilliam. Our board of directors has determined that Messrs. Sherman and Gilliam each meet the current independence requirements contained in the rules of The NASDAQ Stock Market. The primary purpose of the corporate governance and nominating committee is to (i) recommend to our board of directors director nominees to be presented at the annual meeting of stockholders and nominees to fill vacancies on the board of directors, whether caused by retirement, resignation, death, increase in the number of authorized directors or otherwise; (ii) identify individuals qualified to become members of the board of directors; and (iii) develop and recommend to the board of directors corporate governance policies applicable to the Company. The board of directors has adopted a written charter for the corporate governance and nominating committee, a current copy of which is available on the Company’s website at http://www.hgholdingsinc.net/corporate-governance/. The corporate governance and nominating committee met four times during 2024.

Nominations for Director

Selection of Directors

Unless otherwise provided by Delaware law and our bylaws, our corporate governance and nominating committee is responsible for recommending director nominees to our board of directors and our board of directors is responsible for presenting director nominees to be voted on at the annual meeting of stockholders, provided that any vacancy on the board of directors may be filled only by a majority vote of the remaining directors in office, even if the remaining directors do not constitute a quorum.

The corporate governance and nominating committee does not have a formal policy with respect to qualifications or diversity of members of the board of directors. The corporate governance and nominating committee may consider those factors it deems appropriate in evaluating director nominees made either by the board of directors or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skills relative to other members of the board of directors, specialized knowledge or experience, and diversity. Depending upon the current needs of the board of directors, certain factors may be weighed more or less heavily. In considering candidates for the board of directors, the corporate governance and nominating committee evaluates the entirety of each candidate’s credentials.

The corporate governance and nominating committee will consider recommendations made by stockholders for director nominees who meet the criteria set forth above. Any stockholder wishing to recommend a candidate for consideration by the corporate governance and nominating committee should send a written statement addressed to our Secretary at our principal executive offices identifying the candidate and providing relevant qualifications and biographical information. When selecting nominees to recommend to the board of directors, the corporate governance and nominating committee evaluates all candidates, including candidates recommended by stockholders, equally.

Stockholder Nominations of Directors

Our bylaws provide that a stockholder entitled to vote in the election of directors may nominate (without the recommendation of the corporate governance and nominating committee or the board of directors) one or more persons for election as a director only if advance written notice is given. Written notice of such stockholder’s intent to make such nomination must be received by our Secretary or deposited in the U.S. mail, postage prepaid, to our Secretary not later than 120 days in advance of the anniversary date of our proxy statement for the previous year’s annual meeting. Any stockholder wishing to nominate one or more persons as director must submit the following information in writing:

(i)	the name and address of the stockholder who intends to make the nomination;

(ii)

a representation that the stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which any nomination is to be made by the stockholder;

(iv)

such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated by our board of directors; and

(v)	the consent of each proposed nominee to serve as one of our directors if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

By requiring advance notice of stockholder nominations, this bylaw affords the corporate governance and nominating committee and our board of directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board of directors, to inform stockholders about these qualifications. The bylaw does not give our board of directors any power to approve or disapprove a stockholder’s nomination for election of directors. However, it may have the effect of precluding a contest for the election if its procedures are not followed, and therefore may discourage or deter a stockholder from conducting a solicitation of proxies to elect the stockholder’s own slate of directors.

Board Leadership Structure

Our board of directors does not have a policy on whether or not the roles of chief executive officer and chairman of the board should be separate. Our board of directors believes that it should be free to choose the leadership structure from time to time that is in the best interests of the Company and our stockholders. Our current chairman was an independent, non-employee director until he became chief executive officer effective March 2, 2018 in connection with the sale of substantially all our assets at the time. The board of directors believes the leadership structure combining the roles of chairman and chief executive officer is currently most effective and promotes our strategy to profitably grow our core title insurance and settlement services business. The board of directors believes that, because the chief executive officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board of directors deliberations, the chief executive officer is the director best qualified to act as chairman of the board.

Risk Management

Our board of directors has an active role, as a whole and through its committees, in overseeing management of our risks. We undertake at least annually a risk assessment to identify and evaluate risks and to develop plans to manage them effectively. This assessment is reviewed with the audit committee. Our board of directors and audit committee also regularly review information regarding our strategy, financial position and operations, as well as risks associated with each. In addition, the compensation and benefits committee is responsible for oversight of potential risks related to compensation programs and policies.

Hedging

The Company has not adopted any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock either granted to the employee or director by the Company as part of the compensation of the employee or director, or held, directly or indirectly, by the employee or director.

Stockholder Communications

Our board of directors welcomes communications from stockholders and has adopted a procedure for receiving and addressing them. Stockholders may send written communications to the entire board of directors or to individual directors by addressing them to our Secretary at the following address: HG Holdings, Inc., 2115 E. 7th St., Suite 101, Charlotte, North Carolina 28204.

Review of Transactions with Related Persons

Under the audit committee charter, the audit committee is responsible for reviewing any transaction involving related persons which requires disclosure pursuant to SEC Regulation S-K, Item 404 and has the power to approve or disapprove these transactions.

Since January 1, 2024, the Company has entered into the following transactions involving amounts in excess of $120,000 with related persons or affiliated entities.

In October 2024, the Company invested $500,000 into HP LPT Holding Company LLC (“HP LPT”), a limited liability company domiciled in the State of Florida. HP LPT is a related party of the Company as it is controlled by Mr. Hale through his ownership of Hale Partnership Fund, L.P. and related entities.

During 2024, the Company, through its wholly-owned subsidiary, HG Managing Agency, LLC (“HGMA”), was engaged to provide management advisory services to a related captive managing general agency, HP Managing Agency, LLC (“HPMA”), and its affiliates, including but not limited to general management, legal entity formation, legal compliance, strategy services, review of potential acquisitions and transactions, licensure, regulatory approval, and other general operational services. The engagement was for twelve months from January 1, 2024 through December 31, 2024, for a monthly fee of $250,000. HPMA is a related party of the Company as it is controlled by Mr. Hale.

During 2024, the Company received $465,000 of distributions as a result of the Company’s equity investment in HP Holding Company, LLC. HP Holding Company, LLC is a related party of the Company as it is controlled by Mr. Hale through his ownership of Hale Partnership Fund, L.P. and related entities.

On April 21, 2025, the Company entered into an Assignment and Contribution Agreement (the “Contribution Agreement”) with the assignors listed on Schedule A thereto (the “Assignors”), pursuant to which the Assignors agreed to assign and contribute to the Company an aggregate of 10,203 shares of common stock, no par value, and 291,656 shares of Class A stock, no par value, of ACMAT Corporation, a Connecticut corporation, and, in consideration of and exchange therefor, the Company agreed to issue to the Assignors an aggregate of 2,899,876 shares of Company common stock, contingent upon the closing of the transactions contemplated by the Services Agreement (defined and described below). HPCM, an entity wholly owned by Mr. Hale, is the registered investment advisor or investment manager for each of the Assignors, and Mr. Hale is the sole principal owner of Hale Partnership Capital Advisors, LLC, the general partner of all but one of the Assignors. Prior to the transactions effected pursuant to the Contribution Agreement and the Company’s repurchase of 402,322 shares of common stock from unaffiliated third parties effective as of the same date, the Assignors owned an aggregate of approximately 34.7% of the Company’s outstanding shares of common stock. After giving effect to the transactions effected pursuant to the Contribution Agreement and the repurchase described above, the Assignors now own an aggregate of approximately 73.0% of the Company’s outstanding shares of common stock. In addition, after giving effect to these transactions, Mr. Hale individually owns 0.52% of the Company’s outstanding shares of common stock.

Also on April 21, 2025, the Company entered into a Master Services Agreement, effective June 1, 2025, with HP Risk Solutions, LLC, a wholly-owned subsidiary of HP Holding Company, LLC, which is wholly owned by certain affiliates of Mr. Hale, pursuant to which the Company will provide certain managerial and operational services to HP Risk Solutions, LLC for consideration from HP Risk Solutions, LLC of $6 million per year over the course of three years (the “Services Agreement”). Such services to be performed pursuant to the Services Agreement include, but are not limited to: reinsurance brokerage services; the review and improvement of financial goals; compliance with legal and regulatory mandates; maintenance of an ethical business environment; investment and asset manager compliance; cash and equity management; corporate tax management; personnel management; related party transaction oversight; tax preparation administration; strategic capital modeling; the review of potential acquisitions and transactions involving affiliates and third parties, including but not limited to, renewal rights deals, loss portfolio transfers or entity acquisitions; execution of (or provision for the execution of) all general corporate legal matters; and provision of internal control management services.

Delinquent Section 16(a) Reports

The Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and any persons owning more than 10% of our common stock, to file certain reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of the Forms 3, 4 and 5 we have received, and written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that all executive officers, directors and 10% stockholders complied with these filing requirements during the fiscal year ended December 31, 2024.

Code of Ethics

We have adopted a code of ethics that applies to our associates, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics is posted on our website at www.hgholdingsinc.net. Amendments to and waivers from our code of ethics will be posted to our website when permitted by applicable SEC rules and regulations.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Director Compensation

Our board of directors has approved a policy for compensation of non-employee directors providing that each non-employee director receives annual cash compensation in the amount of $35,000. The corporate governance and nominating committee reviews director compensation annually and, as part of that process, typically has for review publicly available director compensation information for other comparable companies. Our board of directors approves director compensation. Pursuant to the agreement under which he was elected to our board of directors, Mr. Hale has agreed to serve as a director without compensation.

The following table sets forth information concerning the compensation of directors for the year ended December 31, 2024.

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
STEVEN A. HALE II	—	—	—
PETER M. SHERMAN	35,000	—	35,000
JEFFREY S. GILLIAM	35,000	—	35,000

(1)	At December 31, 2024, Messrs. Sherman and Gilliam held no stock options or restricted shares of common stock.

EXECUTIVE COMPENSATION

Executive Compensation Program

Our named executive officers for 2024 were Steven A. Hale II, our Chairman and Chief Executive Officer, Anna A. Lieb, our Principal Financial and Accounting Officer; Secretary, effective as of May 31, 2024, and Justin H. Edenfield, our former Principal Financial and Accounting Officer; Secretary, who resigned from such role effective May 31, 2024 (collectively the “Named Executive Officers”).

During 2024, our executive compensation program had two major components: salary and a cash bonus. The program was designed to promote our strategy of profitably growing our core title insurance and management services business.

Our executive compensation program is administered by the compensation and benefits committee of our board of directors.

Salary and Bonus. Our Named Executive Officers received the following cash compensation in 2024:

●	Steven A. Hale II received an annual salary of $125,000,

●

Anna A. Lieb received an annual salary of $275,000, which included the prorated portion of $175,000 of her $300,000 salary effective as of her appointment to Principal Financial and Accounting Officer; Secretary on May 31, 2024, and any compensation paid to her by the Company in 2024 prior to her appointment to Principal Financial and Accounting Officer; Secretary, and also received a cash bonus of $61,000, which included a cash retention bonus of $25,000, and

●	Justin H. Edenfield received an annual salary of $125,000, as prorated for the portion of the year he served with Company.

Long-Term Incentives. Our Named Executive Officers did not receive any restricted stock awards in 2023.

Summary Compensation Table

The following table sets forth compensation received by the Named Executive Officers for the years ended December 31, 2024 and 2023.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)

STEVEN A. HALE II,	2024	125,000		—	—	—	—	—	125,000
Chairman and Chief Executive Officer	2023	125,000		—	—	—	—	—	125,000

ANNA A. LIEB,	2024	275,000	(1)	61,000	—	—	—	—	336,000
Principal Financial and Accounting Officer; Secretary	2023	—		—	—	—	—	—	—

JUSTIN H. EDENFIELD,	2024	125,000		—	—	—	—	—	125,000
Former Principal Financial and Accounting Officer; Secretary	2023	300,000		250,000	—	—	—	—	550,000

(1)	Ms. Lieb received a salary increase effective May 31, 2024 in connection with her appointment as Principal Financial and Accounting Officer; Secretary.

Outstanding Equity Awards at Fiscal Year-End Table

As of December 31, 2024, there were no outstanding equity awards.

Pay Versus Performance

The following table presents the Company’s pay versus performance disclosure as required by the SEC.

Year(1)	Summary Compensation Table Total for PEO ($) (2)	Compensation Actually Paid to PEO ($) (3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (6)	Company Reported Net (Loss) Income ($)
2024	125,000	125,000	230,500	230,500	$40.43	(249,000)
2023	125,000	125,000	550,000	550,000	$53.11	(953,000)
2022	125,000	30,003	98,317	86,443	$59.57	3,659,000

(1)

Our principal executive officer (“PEO”) for the years ended December 31, 2024, 2023 and 2022 was Steven A. Hale II, our Chairman and Chief Executive Officer. Our non-PEO named executive officers for the year ended December 31, 2024 were Anna A. Lieb, our Principal Financial and Accounting Officer; Secretary, effective as of May 31, 2024, and Justin H. Edenfield, our former Principal Financial and Accounting Officer; Secretary. Our non-PEO named executive officer for the year ended December 31, 2023 was Mr. Edenfield. Our non-PEO named executive officers for the year ended December 31, 2022 were Mr. Edenfield and Brad G. Garner, our former Principal Financial and Accounting Officer; Secretary.

(2)	Amounts reported in this column represent the total compensation reported in the Summary Compensation Table for the applicable year in which Mr. Hale served as our PEO.

(3)

To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Hale is set forth following the footnotes to this table.

(4)

For 2024, represents the average of the total compensation reported in the Summary Compensation Table for Ms. Lieb and Mr. Edenfield. For 2023, represents the total compensation reported in the Summary Compensation Table for Mr. Edenfield. For 2022, represents the average of the total compensation reported in the Summary Compensation Table for Mr. Edenfield and Mr. Garner.

(5)

For 2024, represents the average of the compensation actually paid to Ms. Lieb and Mr. Edenfield. For 2023, represents the compensation actually paid to Mr. Edenfield. For 2022, represents the average of the compensation actually paid to Mr. Edenfield and Mr. Garner. To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Edenfield and Mr. Garner is set forth following the footnotes to this table.

(6)

Total Shareholder Return is calculated assuming a $100 investment in the Company on December 31, 2021, calculated through the end of 2022, 2023 or 2024, as the case may be, based on the Company’s closing stock price on the OTCQB.

Reconciliation of Compensation Actually Paid Adjustments

Year	Summary Compensation Table Total ($)	Minus Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)	Plus Fair Value at Fiscal Year- End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)	Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During the Fiscal Year ($) (1)	Minus Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Year that Failed to Meet Applicable Conditions During Fiscal Year ($)	Equals Compensation Actually Paid ($)
Mr. Hale
2024	125,000	—	—	—	—	—	—	125,000
2023	125,000	—	—	—	—	—	—	125,000
2022	125,000	—	—	—	—	(94,997)	—	30,003

Ms. Lieb
2024	336,000	—	—	—	—	—	—	336,000

Mr. Edenfield
2024	125,000	—	—	—	—	—	—	125,000
2023	550,000	—	—	—	—	—	—	550,000
2022	122,115	—	—	—	—	—	—	122,115

Mr. Garner
2022	74,519	—	—	—	—	(23,748)	—	50,771

(1)

Represents the change in fair value from December 31, 2021 to June 28, 2022 of (i) 27,777 restricted shares of common stock granted to Mr. Hale on June 28, 2019, which vested on June 28, 2022, and (ii) 6,944 restricted shares of common stock granted to Mr. Garner on June 28, 2019, which vested on June 28, 2022. The fair value as of June 28, 2022 reflects the Company’s common stock closing price on the OTCQB of $8.33 per share on June 28, 2022. The fair value as of December 31, 2021 reflects the Company’s common stock closing price on the OTCQB of $11.75 per share on December 31, 2021.

PROPOSAL 2

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT

General Information

On April 30, 2025, our board of directors unanimously adopted a resolution to amend Section 6 of Article FIFTH of our Restated Certificate of Incorporation, subject to stockholder approval, to permit our stockholders to take action by written consent where we have obtained the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted, as permitted by Section 228(a) of the DGCL, which we refer to herein as the “Charter Amendment.” No change will be made to the other provisions of our Restated Certificate of Incorporation. If the proposed Charter Amendment is approved, our Restated Certificate of Incorporation would be amended by deleting Section 6 of Article FIFTH in its entirety and replacing such section in its entirety with the following:

“6. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of corporate action taken without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.”

A copy of the certificate of amendment that we would file with the Secretary of State of the State of Delaware if the proposed Charter Amendment is approved is set forth in Appendix A hereto.

Section 228(a) of the DGCL provides in pertinent part that “any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.” Section 6 of Article FIFTH of our Restated Certificate of Incorporation currently provides that any action required to be taken at any annual or special meeting of our stockholders, or any action which may be taken at an annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all the stockholders entitled to vote thereon.

Our board of directors believes that the proposed Charter Amendment would be in the best interests of the Company and our stockholders because it will allow us, in situations where we can obtain the requisite consent in writing, to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a stockholder meeting for the purpose of approving the action. Our board of directors believes that in such cases where stockholders representing the requisite number of votes necessary to authorize an action have already consented to a given action, the stockholder meeting becomes a formality that utilizes time and resources that are better spent on other corporate functions.

The proposed Charter Amendment will become effective, after stockholder approval, upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Vote Required

Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of our common stock, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same legal effect as a vote “AGAINST” this proposal. Broker non-votes will not occur at the Annual Meeting and will have no effect on the determination of this proposal.

The shares represented by proxy will be voted as specified by the stockholder. If the stockholder does not specify a choice, the shares will be voted “FOR” approval of the proposed Charter Amendment.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

General Information

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed under “Executive Compensation,” including tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the board of directors. However, the compensation and benefits committee and our board of directors value the opinions of our stockholders and will take into account the results of the advisory “say-on-pay” vote when setting executive compensation policies and decisions. At the 2024 annual meeting of stockholders, approximately 99.5% of shares represented at the annual meeting and entitled to vote on the proposal approved, on an advisory basis, the compensation paid to our named executive officers for the fiscal year ended December 31, 2023. The compensation and benefits committee considered the results of the advisory vote when setting executive compensation for 2024 and plans to continue to do so in future executive compensation policies and decisions.

Our board of directors has adopted a policy for an annual “say-on-pay” advisory vote and, at our 2023 annual meeting of stockholders, our stockholders voted in favor of holding an annual “say-on-pay” advisory vote. In accordance with this policy, stockholders are being asked to vote on the advisory “say-on-pay” proposal at the Annual Meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares represented, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same legal effect as a vote “AGAINST” this proposal. Broker non-votes will not occur at the Annual Meeting and will have no effect on the determination of this proposal.

The shares represented by proxy will be voted as specified by the stockholder. If the stockholder does not specify a choice, the shares will be voted “FOR” approval of the compensation paid to our Named Executive Officers for the year ended December 31, 2024.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2024, AS STATED BY THE FOLLOWING RESOLUTION:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation awarded by the Company to the named executive officers, as disclosed under “Executive Compensation,” including the tabular disclosures and other narrative executive compensation disclosures in the proxy statement for the 2025 Annual Meeting of Stockholders, as required by the rules of the Securities and Exchange Commission.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 25, 2025 by each stockholder we know to be the beneficial owner of more than 5% of our outstanding common stock, by each director, by each of our Named Executive Officers and by all directors and executive officers as a group. Unless otherwise set forth below, the address of each stockholder listed in the following table is 2115 E. 7th Street, Suite 101, Charlotte, North Carolina 28204. Percentages are based on 5,310,768 shares of common stock outstanding as of April 25, 2025.

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Solas Capital Management, LLC	762,727	(a)	14.4%
Hale Partnership Fund, L.P. and related parties	3,874,836	(b)	73.0%
Jeffrey S. Gilliam	4,165			(c)
Steven A. Hale II	3,902,613	(d)	73.5%
Peter M. Sherman	8,702			(c)
Anna A. Lieb	—		—
Justin H. Edenfield	—		—
All directors and executive officers as a group (4 persons)	3,915,480	(d)(e)	73.7%

(a)

The beneficial ownership information for Solas Capital Management, LLC (“Solas”) is based upon the Schedule 13D/A filed with the SEC on June 29, 2020 by Solas and its managing member, Frederick Tucker Golden (“Golden”), and the Form 4 filed with the SEC on April 23, 2025. The Schedule 13D/A indicates that Solas and Golden each have shared voting and dispositive power over all of the reported shares. The business address of Solas and Golden is 1063 Post Road, 2nd Floor, Darien, Connecticut 06820.

(b)

The beneficial ownership information reported is based upon the Schedule 13D/A filed with the SEC on July 2, 2020 (but such beneficial ownership information has been adjusted for the Company’s July 15, 2021 1-for-12 reverse stock split) by HPCM, Hale Partnership Capital Advisors, LLC, Hale Partnership Fund, L.P., MGEN II - Hale Fund, L.P., Clark - Hale Fund, L.P., and Steven A. Hale II and Forms 4 filed with the SEC on November 26, 2021, December 3, 2021, December 10, 2021 and December 17, 2021. The beneficial ownership information also reflects the Contribution Agreement entered into as of April 21, 2025 by and among the Company and the Assignors. HPCM and Steven A. Hale II each have shared voting and dispositive power over all of the reported shares. Steven A. Hale II also has sole voting power over 27,777 shares. Hale Partnership Capital Advisors, LLC has shared voting and dispositive power over 2,362,853 shares; Hale Partnership Fund, L.P. has shared voting and dispositive power over 1,550,439 shares, Hale ICFG Fund, L.P. has shared voting and dispositive power over 376,689 shares, MGEN II - Hale Fund, L.P. has shared voting and dispositive power over 63,100 shares; Dickinson-Hale Fund, L.P. has shared voting and dispositive power over 87,704 shares; Smith-Hale Fund, L.P. has shared voting and dispositive power over 187,243 shares; Clark - Hale Fund, L.P. has shared voting and dispositive power over 97,678 shares; and a Managed Account for which HPCM serves as the investment manager has shared voting and dispositive power over 1,511,983 shares. Hale Partnership Capital Advisors, LLC is the General Partner of Hale Partnership Fund, L.P., Hale ICFG Fund, L.P., MGEN II - Hale Fund, L.P., Clark - Hale Fund, L.P., Dickinson-Hale Fund, L.P. and Smith-Hale Fund, L.P. The principal business and principal office address for each of the aforementioned parties is 2115 E. 7th St., Charlotte, North Carolina 28204.

(c)	1% or less.
(d)	Includes 3,874,836 shares over which Mr. Hale shares voting and dispositive power as a result of his service as managing member of HPCM. See note (b) above.
(e)

Includes shares beneficially owned by all directors and current executive officers. Mr. Edenfield resigned as Principal Financial and Accounting Officer; Secretary effective May 31, 2024 and Ms. Lieb was elected Principal Financial and Accounting Officer; Secretary effective May 31, 2024. Neither Ms. Lieb nor Mr. Edenfield beneficially owns any shares of common stock of the Company.

Change of Control Transaction

On April 21, 2025, the Company entered into the Contribution Agreement with the Assignors, pursuant to which the Assignors agreed to assign and contribute to the Company an aggregate of 10,203 shares of common stock, no par value, and 291,656 shares of Class A stock, no par value, of ACMAT Corporation, a Connecticut corporation, and, in consideration of and exchange therefor, the Company agreed to issue to the Assignors an aggregate of 2,899,876 shares of Company common stock, contingent upon the closing of the transactions contemplated by the Services Agreement. HPCM, an entity wholly owned by Mr. Hale, is the registered investment advisor or investment manager for each of the Assignors, and Mr. Hale is the sole principal owner of Hale Partnership Capital Advisors, LLC, the general partner of all but one of the Assignors. Prior to the transactions effected pursuant to the Contribution Agreement and the Company’s repurchase of 402,322 shares of common stock from unaffiliated third parties effective as of the same date, the Assignors owned an aggregate of approximately 34.7% of the Company’s outstanding shares of common stock. After giving effect to the transactions effected pursuant to the Contribution Agreement and the repurchase described above, the Assignors now own an aggregate of approximately 73.0% of the Company’s outstanding shares of common stock. In addition, after giving effect to these transactions, Mr. Hale individually owns 0.52% of the Company’s outstanding shares of common stock.

INDEPENDENT PUBLIC AUDITORS

Fees and Services

The following table sets forth the fees, including reimbursement of expenses, billed by, or expected to be billed by, Horne LLP (“Horne”), our independent public auditors for the fiscal years ended December 31, 2024 and 2023, engaged as of October 12, 2023, and Cherry Bekaert LLP, our independent public auditors through the first two quarters of 2023, all of which were pre-approved by the audit committee.

The audit committee has selected Horne as our independent public auditors for the fiscal year ending December 31, 2025. Representatives of Horne are expected to be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

	2024	2023
Audit Fees	$120,000	$114,623
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$120,000	$114,623

Audit Fees. These fees relate to professional services rendered for the audit of our annual financial statements and reviews of our Quarterly Reports on Form 10-Q.

Pre-Approval Policies and Procedures

The audit committee has established a policy to pre-approve all audit, audit-related, tax and other services proposed to be provided by our independent accountants before engaging the accountants for that purpose. Consideration and approval of these services generally occur at the audit committee’s regularly scheduled meetings. In order to address situations where it is impractical to wait until the next scheduled meeting, the audit committee has delegated the authority to approve non-audit services not in excess of $25,000 individually or in the aggregate to the chairman of the audit committee. Any services approved pursuant to this delegation of authority are required to be reported to the full audit committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee of the board of directors of HG Holdings, Inc. (the “Company”) is to assist the board of directors in fulfilling its responsibilities to oversee management regarding the Company’s accounting and financial reporting process, the Company’s internal controls over financial reporting and disclosure controls and procedures, the annual independent audit of the Company’s financial statements, and the Company’s compliance with legal and regulatory requirements. Management is responsible for preparing the Company’s financial statements and assessing the effectiveness of the Company’s internal control over financial reporting. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. In addition, the independent accountants also express their opinion on the Company’s internal control over financial reporting. The audit committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent accountants.

In this context, the audit committee has met and held discussions with management and the independent accountants. Management represented to the audit committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent accountants.

The audit committee discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “SEC”). In addition, the audit committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence from the Company and management. The audit committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountants’ independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

The members of the audit committee are:

Jeffrey S. Gilliam, Chairman

Peter M. Sherman

OTHER BUSINESS

Management knows of no other business which will be presented for consideration at the Annual Meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, at their discretion.

ADDITIONAL INFORMATION

Voting Procedures

Votes will be tabulated by one or more Inspectors of Elections. With respect to the election of directors, the nominee receiving the greatest number of votes cast will be elected. The amendment to our Restated Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent will be adopted if this proposal receives the affirmative vote of holders of a majority of our outstanding shares of common stock entitled to vote on the proposal. The say-on-pay advisory resolution approving the compensation paid to our Named Executive Officers will be adopted if this proposal receives the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. The approval of any other matters properly brought before the meeting will require the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on the subject matter.

If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s shares will not be voted on such matter. An abstention with respect to the election of directors will have no effect on the outcome of such proposal. An abstention with respect to the proposed Charter Amendment or the say-on-pay proposal will have the same legal effect as a vote “AGAINST” such proposals.

If you hold your shares in street name and you do not provide your broker with timely voting instructions on the election of directors, the proposed Charter Amendment or the say-on-pay proposal, rules governing voting of proxies by brokers will not permit your brokerage firm to vote your shares on such matters. Because brokerage firms lack discretion to vote uninstructed shares on the proposals to be voted on at the Annual Meeting, “broker non-votes” will not occur at the Annual Meeting and will have no effect on the outcome of the election of directors, the proposed Charter Amendment or the say-on-pay proposal.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote on a matter will count toward a quorum. Broker non-votes will not occur at the Annual Meeting and will not count toward a quorum.

Householding of Proxy Materials

We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single proxy statement and annual report or Notice and Access Card are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. Each stockholder of record will continue to have access to a separate proxy card. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials and annual reports or Notice and Access Cards as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report or Notice and Access Card, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

HG Holdings, Inc.
2115 E. 7th Street, Suite 101

Charlotte, North Carolina 28204
Attention: Secretary

(855) 294-7372 x 6181

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

Stockholder Proposals for 2026 Annual Meeting

Any stockholder desiring to present a proposal to the stockholders at the 2026 annual meeting of stockholders and who desires that such proposal be included in our proxy statement and proxy card relating to that meeting, must transmit such proposal to our Secretary so that it is received at our principal executive offices on or before [•], 2026. All such proposals should comply with applicable SEC regulations.

Any stockholder desiring to present any other matter (other than the nomination of a director) in person before an annual meeting of stockholders is required by our bylaws to notify our Secretary in writing no later than the close of business on the 60th day prior to the one-year anniversary of the immediately preceding annual meeting. For the 2026 annual meeting of stockholders, written notice must be delivered no later than the close of business on April 27, 2026. Any such notice must include the information required by Article II, Section 12 of our bylaws. Any stockholder desiring to nominate persons for election as directors at an annual meeting of stockholders must provide written notice to our Secretary as described under “Corporate Governance—Nominations for Director” above. For the 2026 annual meeting of stockholders, such written notice must be delivered no later than [•], 2026.

With respect to stockholder proposals that are not included in the proxy statement for the Annual Meeting, the persons named in the proxy solicited by our board of directors for the Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Exchange Act.

In addition to satisfying the additional requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 27, 2026.

By Order of the Board of Directors,

/s/ Anna Lieb Anna Lieb Secretary

[•], 2025

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

HG HOLDINGS, INC.

HG HOLDINGS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is HG HOLDINGS, INC.

SECOND: The Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware effective as of July 15, 2021.

THIRD: The Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

1.	Section 6 of Article FIFTH is deleted in its entirety and replaced with the following:

“6. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of corporate action taken without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.”

FOURTH: The foregoing amendment was duly adopted by the board of directors and by the stockholders of the Corporation in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this ______ day of June, 2025.

HG HOLDINGS, INC.

By:
Name: Anna A. Lieb
Title: Principal Financial and Accounting Officer; Secretary

197132 HG Holdings Proxy Card_Rev3 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HG HOLDINGS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 25, 2025.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR IN ITEM (1), "FOR" ITEMS (2) AND (3), AND IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, OR IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

Please mark your votes like this ☒

1. Election of director for three-year term ending at the 2028 Annual Meeting of Stockholders:

Nominee:	FOR Nominee listed to the left	WITHHOLD AUTHORITY to vote for nominee listed to the left
(1) Steven A. Hale II	☐	☐

Note: In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any and all of the proposals referenced herein.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

197132 HG Holdings Proxy Card_Rev3 Back

2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 26, 2025

The following Proxy Materials for the Company are available to you to review at: **https://www.cstproxy.com/hgholdingsinc/2025**:

- Annual Report for the year ended December 31, 2024,
- 2025 Proxy Statement,
- Proxy Card, and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

Directions to the Annual Meeting of Stockholders can be obtained by calling (800) 682-8522

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HG HOLDINGS, INC.

Annual Meeting of Stockholders – June 26, 2025

The undersigned hereby appoints Anna Lieb and Steven A. Hale II and either of them, proxies of the undersigned, with full power of substitution and revocation, to vote all the shares of Common Stock of HG Holdings, Inc. (the “Company”) held of record by the undersigned on May 5, 2025, at the Annual Meeting of Stockholders to be held on June 26, 2025, and at any adjournment or postponement thereof, all as more particularly described in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held on June 26, 2025, receipt of which is hereby acknowledged.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

(Continued, and to be marked, dated and signed, on the other side)